EXHIBIT 99.1

Birmingham Bloomfield Bancshares, Inc. 33583 Woodward Avenue Birmingham, MI 48009 248-723-7200

July 24, 2012

For Immediate Release:	Contact:	Robert M. Farr
Chief Executive Officer
Birmingham Bloomfield Bancshares, Inc.
248-283-6430

Birmingham Bloomfield Bancshares, Inc.

Announces increase in pre-tax income and loan growth for the period ended June 30, 2012

BIRMINGHAM, MI—Birmingham Bloomfield Bancshares, Inc. (OTC Bulletin Board: BBBI.OB) (“the Company”), the holding company for Bank of Birmingham, today announced unaudited results for the quarter and six month periods ended June 30, 2012. The performance generated an increase in pre-tax earnings and produced growth in portfolio loans.

The Company reported net income of $208,000 or $0.11 per common share for the second quarter of 2012 compared to net income of $261,000 or $0.15 per common share for the same period of 2011. Net income for the six month period ended June 30, 2012 was $544,000 or $0.30 per common share compared to $676,000 or $0.38 per common share for the same period last year. The overall performance was impacted by the recognition of income tax expense in 2012 not required in 2011. Excluding tax expense of $111,000 and $283,000 for the three and six month periods, pre-tax net income before preferred dividends was $341,000 and 860,000, respectively, this represents an increase of 10.1% and 11.4% relative to the comparable periods of 2011.

Chief Executive Officer, Rob Farr, issued the results and commented, “We continue to see positive improvements in the core operations of the Bank and the results for the first six months of 2012 represent a record profit for the Company on a pre-tax basis. We have been able to successfully grow the institution with quality loan opportunities and improve the profitability of the balance sheet. Our net interest margin was 4.91% for the quarter and total assets reached $139.9 million, an increase of 12.4% from December 31, 2011. The results demonstrate the earnings capacity of the Bank and our focus on increasing franchise value for our shareholders. We are optimistic about the remainder of 2012 and are excited about the future possibilities for the organization.”

Results of Operation

The Company reported net interest income of $1.496 million for the second quarter of 2012, a 19.6% increase relative to the same quarter of 2011 and a 7.3% increase compared to the most recent linked quarter. The improvement was the result of portfolio loan growth and a reduction in the average cost of deposits. Net interest margin for the quarter was 4.91%, the highest quarterly margin reported by the Company. This was achieved by improving the earning asset mix and lowering funding costs. Net interest income for the first six months of 2012 increased 15.1% to $2.889 million compared to the same period of 2011. Net interest margin for the year to date period ended June 30, 2012 was 4.86% compared to 4.50% in 2011.

Revenue from non-interest income sources continues to positively impact operating results. Total non-interest income for the three and six month periods ended June 30, 2012 was $112,000 and $596,000, respectively. Relative to 2011, total non-interest income declined for both reportable periods as a result of lower SBA loan volume but the impact of the lost revenue was offset by an increase in earnings on residential mortgages sold in the secondary market, additional ancillary fee income and a gain from the sale of a bank owned property. The additional Mortgage Banking income was the result of increased volume in sales of qualified residential loans due to the favorable interest rate environment.

Total non-interest expense for the second quarter of 2012 was $1.216 million, compared to $1.207 million for the second quarter of 2011 and $1.338 million for the first quarter of 2012. Year to date non-interest expense for 2012 was $2.555 million, an increase of $265,000 relative to the same period in 2011. The increase in expenses was the result of hiring new personnel to accommodate future growth, expansion of infrastructure, investment in operating systems to improve services, costs associated with additional volume from residential mortgage activity, and dedicating resources to business marketing efforts to increase market share.

Balance Sheet

Total assets as of June 30, 2012 were $139.9 million, a 17.9% increase from the prior year. The increase was a result of a focused effort to generate core, organic loan growth in our primary market. Total portfolio loans reached $113.1 million at the end of the second quarter, an increase of $6.4 million from March 31, 2012 and $13.0 million from June 30, 2011. The increase was primarily concentrated in commercial real estate and mortgage related loans. The asset quality of the Company remains solid; there were no non-performing asset outstanding and the allowance for loan loss was 1.45% of total portfolio loans. Total deposits as of June 30, 2012 were $122.6 million, an increase of 15.4% from the same period in 2011. The Bank also continues to be classified as well capitalized based on regulatory guidelines and the Tier 1 ratio was 9.82% for the quarter.

Birmingham Bloomfield Bancshares, Inc. is the holding company for Bank of Birmingham, a full-service community bank serving Oakland County. Bank of Birmingham is dedicated to providing financial services to small and medium sized businesses; their owners and employees; professionals; and individuals who work or reside in the Oakland County market area. Every Bank of Birmingham customer has a relationship manager who serves a single point of contact empowered to provide all the bank’s services. Birmingham Bloomfield Bancshares, Inc. marketmakers include Howe Barnes Hoefer and Arnett (acquired by Raymond James), Chicago; Monroe Securities, Chicago; and Hudson Securities, Inc., Jersey City, New Jersey.

Forward-Looking Statements

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in the forward-looking statements. Factors that might cause such a difference include: changes in interest rates and interest-rate relationships; changes in the national and local economy; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulations; changes in tax laws; changes in prices, levies, and assessments; our ability to successfully integrate acquisitions into our existing operations, and the availability of new acquisitions, joint ventures and alliance opportunities; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; and other factors included in the Company’s filings with the Securities and Exchange Commission, available free via EDGAR. The Company assumes no responsibility to update forward-looking statements.

(Unaudited Consolidated Financial Statements Follow)

Birmingham Bloomfield Bancshares, Inc.

Consolidated Balance Sheet (Unaudited)

	June 30, 2012	December 31, 2011	June 30, 2011
ASSETS
Cash and due from banks	$17,114,837	$4,693,585	$13,251,574
Federal funds sold	—	—	—

Total cash and cash equivalents	17,114,837	4,693,585	13,251,574
Securities available-for-sale	3,932,096	4,594,761	2,951,686
Securities held-to-maturity	—	—	—
Federal Home Loan Bank Stock	218,100	169,900	169,900

Total securities	4,150,196	4,764,661	3,121,586
Loans held for sale	—	2,484,829	793,209
Portfolio loans
Consumer loans	1,163,050	1,305,501	1,065,737
Mortgage loans	14,503,119	11,572,620	10,545,335
Commercial loans	97,408,101	93,419,805	88,467,511

Total loans	113,074,270	106,297,926	100,078,583
Less: Allowance for loan loss	1,644,350	1,574,350	1,502,099

Net loans	111,429,920	104,723,576	98,576,484
Premises and equipment, net	1,327,169	1,395,187	1,480,407
Bank owned life insurance	2,141,791	2,100,000	—
Accrued interest receivable and other assets	3,687,380	4,235,623	1,380,689

TOTAL ASSETS	$139,851,293	$124,397,461	$118,603,949

LIABILITIES
Deposits
Noninterest-bearing	$20,714,602	$19,662,283	$16,374,765
Interest-bearing	101,935,329	88,015,546	89,930,476

Total deposits	122,649,931	107,677,829	106,305,241
Short term borrowings	—	—	—
Accrued interest payable, taxes and other liabilities	655,566	755,090	602,245

Total liabilities	123,305,497	108,432,919	106,907,486
SHAREHOLDERS’ EQUITY
Senior preferred stock A			1,635,000
Discount on senior preferred stock A			(51,826)
Warrant preferred stock B			82,000
Premium on warrant preferred stock B			5,633
Senior preferred stock C			1,744,000
Senior preferred stock, series D	4,621,000	4,621,000	—
Common Stock, no par value	17,105,618	17,066,618	17,034,330
Authorized—9,000,000 shares, Issued and outstanding—1,824,662
1,812,662 and 1,800,000 shares respectively
Accumulated other comprehensive income	93,209	95,168	139,975
Additional paid in capital—share based payments	493,154	493,154	493,154
Accumulated deficit	(5,767,185)	(6,311,398)	(9,385,803)

Total shareholders’ equity	16,545,796	15,964,542	11,696,463

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$139,851,293	$124,397,461	$118,603,949

Book value per share	$6.54	$6.26	$4.60

Birmingham Bloomfield Bancshares, Inc.

Consolidated Statement of Income (Unaudited)

	For the three months ended		For the six months ended
	June 30,		June 30,
	2012	2011	2012	2011
Interest Income
Interest and fees on loans
Commercial loans	$1,487,392	$1,401,178	$2,915,068	$2,814,965
Installment loans	16,221	13,459	34,278	26,547
Mortgage loans	61,775	15,644	111,493	35,169
Home Equity loans	93,516	97,661	187,738	195,592
Late charges and fees	31,610	6,302	34,253	17,780

Total loan interest and fee income	1,690,514	1,534,244	3,282,831	3,090,053
Interest bearing deposits	3,176	5,733	6,590	10,351
Federal Funds Sold	—	—	—	13
Interest on investment securities
Taxable	24,252	24,811	48,940	52,722
Tax-exempt	1,000	—	2,008	—

Total investment income	25,252	24,811	50,948	52,722
Total interest income	1,718,942	1,564,788	3,340,369	3,153,139
Interest Expense
Interest on deposits	223,390	313,877	450,947	627,932
Interest on borrowed funds	—	—	64	14,509

Total interest expense	223,390	313,877	451,011	642,441

Net Interest Income	1,495,552	1,250,911	2,889,358	2,510,698
Provision for loan losses	50,000	15,000	70,000	54,000

Net Interest Income After Provision for Loan Losses	1,445,552	1,235,911	2,819,358	2,456,698
Non-interest Income
Service charge income	20,499	12,589	39,297	24,161
Mortgage banking activities	34,039	47,322	196,867	58,761
SBA loan sales	26,958	209,439	148,749	500,733
Other income	30,130	10,814	210,702	21,618

Total non-interest income	111,626	280,164	595,615	605,273
Non-interest Expense
Salaries and employee benefits	640,169	643,368	1,401,839	1,225,385
Occupancy expense	114,936	125,583	234,667	243,685
Equipment expense	51,127	42,188	100,279	77,588
Advertising	47,874	44,697	90,468	80,743
Data Processing	58,039	60,560	117,041	109,573
Professional fees	159,267	145,916	276,301	257,440
Loan origination expense	38,044	22,681	107,056	49,050
Regulatory Assessments	23,715	33,901	48,975	82,327
Other expense	83,059	87,625	178,099	164,144

Total non-interest expense	1,216,230	1,206,519	2,554,725	2,289,935
Net Income Before Income Taxes	340,948	309,556	860,248	772,036
Income tax expense	111,298	—	282,651	—

Net Income	229,650	309,556	577,597	772,036
Dividend and accretion on preferred stock	21,831	48,182	33,384	96,365

Net Income applicable to common shareholders	$207,819	$261,374	$544,213	$675,671

Income per share—basic	$0.11	$0.15	$0.30	$0.38

Birmingham Bloomfield Bancshares, Inc.

Financial Summary and Selected Ratios (Unaudited)

(Dollars in thousands except per share data)

	Year to Date
	June 30,		Change
	2012	2011	Amount	Percentage
INCOME STATEMENT
Interest Income	$3,340	$3,153	$187	5.9%
Interest Expense	451	642	(191)	-29.8%

Net Interest Income	2,889	2,511	379	15.1%
Provision for loan loss	70	54	16	29.6%
Non-interest income	596	605	(10)	-1.6%
Non-interest expense	2,555	2,290	265	11.6%

Net Income before Income Taxes	860	772	88	11.4%
Income tax expense	283	—	283	0.0%

Net Income	578	772	(194)	-25.2%
Dividend and accretion on preferred stock	33	96	(63)	-65.4%

Net Income—common shareholders	$544	$676	$(131)	-19.5%

Income per share—basic & diluted	$0.30	$0.38	$(0.08)	-20.1%

BALANCE SHEET DATA
Total assets	139,851	118,604	21,247	17.9%
Average Assets	130,437	116,223	14,214	12.2%
Total loans	113,074	100,079	12,996	13.0%
Allowance for loan loss (ALLL)	1,644	1,502	142	9.5%
Total deposits	122,650	106,305	16,345	15.4%
Other borrowings	—	—	—	0.0%
Shareholders’ equity	16,546	11,696	4,849	41.5%
Average Equity	16,308	11,325	4,983	44.0%
ASSET QUALITY
Other real estate owned (OREO)	—	298	(298)	-100.0%
Net charge-offs	—	—	—	0.0%
Non-accrual loans	—	—	—	0.0%
(2) Non-performing assets (NPA)	—	298	(298)	-100.0%
Non-accrual loans / total loans	0.00%	0.00%	0.00%	0.0%
Allowance for loan loss / total loans	1.45%	1.50%	-0.05%	-3.1%
PERFORMANCE MEASUREMENTS
Net interest margin (tax equivalent)	4.86%	4.50%	0.36%	8.0%
(1) Return on average assets (annualized)	0.89%	1.34%	-0.45%	-33.6%
(3) Return on average assets (annualized)	1.43%	1.43%	0.00%	-0.2%
(1) Return on average common equity (annualized)	9.94%	19.68%	-9.74%	-49.5%
(3) Return on average common equity (annualized)	16.01%	21.05%	-5.04%	-23.9%
Efficiency ratio	73.31%	73.49%	-0.18%	-0.2%
Tier 1 Leverage Ratio (Bank only)	9.82%	8.54%	1.28%	14.99%
Equity / Assets	11.83%	9.86%	1.97%	20.0%
Total loans / Total deposits	92.2%	94.1%	-1.95%	-2.1%
Book value per share	$6.54	$4.60	$1.93	42.0%
Income (loss) per share—basic & diluted	$0.30	$0.38	$(0.08)	-20.1%
Shares outstanding	1,824,662	1,800,000	24,662	1.4%
Average shares outstanding	1,814,442	1,800,000	14,442	0.8%

(1)	Amount is computed on net income before preferred dividends.
(2)	Non-performing assets includes non-accrual loans and other real estate owned.
(3)	Amount is computed on pre-tax, pre-provision earnings before preferred dividends

Birmingham Bloomfield Bancshares, Inc.

Financial Summary and Selected Ratios (Unaudited)

(Dollars in thousands except per share data)

	Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
INCOME STATEMENT
Interest Income	$1,719	$1,621	$1,630	$1,582	$1,565
Interest Expense	223	228	280	301	314

Net Interest Income	1,496	1,394	1,350	1,281	1,251
Provision for loan loss	50	20	75	105	15
Non-interest income	112	484	309	319	280
Non-interest expense	1,216	1,338	1,484	1,317	1,207

Net Income before Income Taxes	341	519	100	177	310
Income tax expense (benefit)	111	171	(2,885)	—	—

Net Income	230	348	2,985	177	310
Dividend and accretion on preferred stock	22	12	20	68	48

Net Income applicable to common shareholders	$208	$336	$2,965	$109	$261

Income per share—basic & diluted	$0.11	$0.19	$1.64	$0.06	$0.15

BALANCE SHEET DATA
Total assets	139,851	128,663	124,397	124,743	118,604
Average Assets	134,375	126,499	123,317	121,526	117,002
Total loans	113,074	106,628	106,298	102,580	100,079
Allowance for loan loss (ALLL)	1,644	1,594	1,574	1,499	1,502
Total deposits	122,650	111,774	107,678	111,171	106,305
Other borrowings	—	—	—	—	—
Shareholders’ equity	16,546	16,297	15,965	13,056	11,696
Average Equity	16,410	16,206	13,584	12,520	11,481
ASSET QUALITY
Other real estate owned (OREO)	—	—	298	298	298
Net charge-offs	—	—	—	108	—
Non-accrual loans	—	—	—	—	—
(2) Non-performing assets (NPA)	—	—	298	298	298
Non-accrual loans / total loans	0.00%	0.00%	0.00%	0.00%	0.00%
Allowance for loan loss / total loans	1.45%	1.50%	1.48%	1.46%	1.50%
PERFORMANCE MEASUREMENTS
Net interest margin (tax equivalent)	4.91%	4.80%	4.61%	4.44%	4.51%
(1) Return on average assets (annualized)	0.69%	1.11%	9.60%	0.58%	1.06%
(3) Return on average assets (annualized)	1.17%	1.71%	0.56%	0.92%	1.11%
(1) Return on average common equity (annualized)	7.84%	12.08%	132.13%	8.50%	15.39%
(3) Return on average common equity (annualized)	13.34%	18.72%	7.77%	13.54%	16.13%
Efficiency ratio	75.67%	71.28%	89.43%	82.37%	78.80%
Tier 1 Leverage Ratio (Bank only)	9.82%	10.13%	9.94%	9.22%	8.54%
Equity / Assets	11.83%	12.67%	12.83%	10.47%	9.86%
Total loans / Total deposits	92.2%	95.4%	98.7%	92.3%	94.1%
Book value per share	$6.54	$6.44	$6.26	$4.65	$4.60
Income (loss) per share—basic & diluted	$0.11	$0.19	$1.64	$0.06	$0.15
Shares outstanding	1,824,662	1,812,662	1,812,662	1,812,662	1,800,000
Average shares outstanding	1,816,222	1,812,662	1,812,662	1,801,652	1,800,000

(1)	Amount is computed on net income before preferred dividends.
(2)	Non-performing assets includes non-accrual loans and other real estate owned.
(3)	Amount is computed on pre-tax, pre-provision earnings before preferred dividends